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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form SB-2 (No. 333-13767) of our report dated March 29, 1996 relating to the financial statements of PhoneTel Technologies, Inc., which appears in such Prospectus. We also consent to the references to us under the headings "Experts" in such Prospectus.



/s/ Price Waterhouse LLP


PRICE WATERHOUSE LLP



Cleveland, Ohio


November 15, 1996